The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

------------------------------------------------------------------------------------------------------------------------------------
                             A-3           A-3           A-4           A-4          M-1          M-1          M-2          M-2
     Date       Period     cashcap       balance      cashcap       balance      cashcap      balance       cashcap      balance
------------------------------------------------------------------------------------------------------------------------------------
     8/30/2005        0            -  83,000,000.00           -   63,847,000.00         -   29,555,000.00          -  26,484,000.00
     9/25/2005        1        19.93  83,000,000.00       19.93   63,847,000.00     19.71   29,555,000.00      19.71  26,484,000.00
    10/25/2005        2        20.13  83,000,000.00       20.13   63,847,000.00     19.92   29,555,000.00      19.92  26,484,000.00
    11/25/2005        3        20.62  83,000,000.00       20.99   63,847,000.00     21.70   29,555,000.00      21.73  26,484,000.00
    12/25/2005        4        20.24  83,000,000.00       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
     1/25/2006        5        20.24  83,000,000.00       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
     2/25/2006        6        20.24  83,000,000.00       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
     3/25/2006        7        20.24  83,000,000.00       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
     4/25/2006        8        20.24  83,000,000.00       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
     5/25/2006        9        20.24  83,000,000.00       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
     6/25/2006       10        20.24  83,000,000.00       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
     7/25/2006       11        20.24  83,000,000.00       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
     8/25/2006       12        20.24  83,000,000.00       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
     9/25/2006       13        20.24  83,000,000.00       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
    10/25/2006       14        20.24  83,000,000.00       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
    11/25/2006       15        20.24  83,000,000.00       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
    12/25/2006       16        20.24  82,765,960.93       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
     1/25/2007       17        20.24  71,764,064.43       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
     2/25/2007       18        20.24  61,243,239.66       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
     3/25/2007       19        20.24  51,182,398.84       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
     4/25/2007       20        20.24  41,561,367.20       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
     5/25/2007       21        20.24  32,355,911.31       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
     6/25/2007       22        20.24  23,573,865.26       20.37   63,847,000.00     20.48   29,555,000.00      20.49  26,484,000.00
     7/25/2007       23        16.17  15,176,048.90       16.17   63,847,000.00     14.97   29,555,000.00      14.97  26,484,000.00
     8/25/2007       24        15.04   7,145,543.20       15.04   63,847,000.00     13.75   29,555,000.00      13.75  26,484,000.00
     9/25/2007       25        14.68              -       14.68   63,313,573.85     13.24   29,555,000.00      13.24  26,484,000.00
    10/25/2007       26            -              -       14.57   55,969,227.99     12.92   29,555,000.00      12.92  26,484,000.00
    11/25/2007       27            -              -       14.51   48,945,751.82     12.71   29,555,000.00      12.71  26,484,000.00
    12/25/2007       28            -              -       15.80   42,234,486.88     13.45   29,555,000.00      13.45  26,484,000.00
     1/25/2008       29            -              -       15.99   35,815,750.10     13.44   29,555,000.00      13.44  26,484,000.00
     2/25/2008       30            -              -       16.53   29,676,739.84     13.52   29,555,000.00      13.52  26,484,000.00
     3/25/2008       31            -              -       18.03   23,805,163.55     14.16   29,555,000.00      14.16  26,484,000.00
     4/25/2008       32            -              -       18.11   18,188,899.31     13.64   29,555,000.00      13.64  26,484,000.00
     5/25/2008       33            -              -       20.01   12,817,355.81     13.99   29,555,000.00      13.99  26,484,000.00
     6/25/2008       34            -              -       23.14    7,684,842.38     14.33   29,555,000.00      14.33  26,484,000.00
     7/25/2008       35            -              -       28.70    2,775,594.46     13.78   29,555,000.00      13.78  26,484,000.00
     8/25/2008       36            -              -       49.37               -     13.20   27,366,099.22      13.20  26,484,000.00
     9/25/2008       37            -              -           -               -    136.50   27,366,099.22     128.08  26,484,000.00
    10/25/2008       38            -              -           -               -     20.48   27,366,099.22      20.49  26,484,000.00
    11/25/2008       39            -              -           -               -     20.48   27,366,099.22      18.16  26,484,000.00
    12/25/2008       40            -              -           -               -     20.48   27,366,099.22      19.89  26,484,000.00
     1/25/2009       41            -              -           -               -     20.48   27,366,099.22      18.60  26,484,000.00
     2/25/2009       42            -              -           -               -     20.48   27,366,099.22      18.13  26,484,000.00
     3/25/2009       43            -              -           -               -     20.48   27,366,099.22      21.46  26,484,000.00
     4/25/2009       44            -              -           -               -     20.48   27,366,099.22      17.17  26,484,000.00
     5/25/2009       45            -              -           -               -     20.48   27,366,099.22      17.85  26,484,000.00
     6/25/2009       46            -              -           -               -     20.48   27,366,099.22      16.79  26,484,000.00
     7/25/2009       47            -              -           -               -     20.48   27,366,099.22      17.67  26,484,000.00
     8/25/2009       48            -              -           -               -     20.48   27,366,099.22      16.15  26,484,000.00
     9/25/2009       49            -              -           -               -     20.48   27,366,099.22      15.79  26,484,000.00
    10/25/2009       50            -              -           -               -     20.48   27,366,099.22      16.48  26,484,000.00
    11/25/2009       51            -              -           -               -     20.48   27,366,099.22      14.75  26,484,000.00
    12/25/2009       52            -              -           -               -     16.70   27,366,099.22      14.99  26,484,000.00
     1/25/2010       53            -              -           -               -     16.33   27,366,099.22      14.67  26,484,000.00
     2/25/2010       54            -              -           -               -     13.46   27,366,099.22      11.80  25,236,249.63
     3/25/2010       55            -              -           -               -     14.90   27,366,099.22      13.07  22,979,938.37
     4/25/2010       56            -              -           -               -     13.45   27,366,099.22      11.80  20,820,803.10
     5/25/2010       57            -              -           -               -     13.89   27,366,099.22      12.18  18,754,655.13
     6/25/2010       58            -              -           -               -     13.46   27,366,099.22      11.81  16,773,920.04
     7/25/2010       59            -              -           -               -     13.91   27,366,099.22      12.20  14,878,362.12
     8/25/2010       60            -              -           -               -     13.46   27,366,099.22      11.80  13,064,289.10

     9/25/2010       61            -              -           -               -     13.45   27,366,099.22      11.80  11,328,182.60
    10/25/2010       62            -              -           -               -     13.89   27,366,099.22      12.18   9,666,923.34
    11/25/2010       63            -              -           -               -     13.43   27,366,099.22      11.78   8,077,270.04
    12/25/2010       64            -              -           -               -     13.88   27,366,099.22      12.17   6,556,147.66
     1/25/2011       65            -              -           -               -     13.42   27,366,099.22      11.77   5,100,567.05
     2/25/2011       66            -              -           -               -     13.41   27,366,099.22      11.76   3,707,692.44
     3/25/2011       67            -              -           -               -     14.84   26,894,706.78      13.01   2,846,203.66
     4/25/2011       68            -              -           -               -     13.42   25,741,286.28      11.75   2,724,139.87
     5/25/2011       69            -              -           -               -     13.94   24,637,525.39      12.13   2,607,331.45
     6/25/2011       70            -              -           -               -     13.56   23,581,291.68      11.73   2,495,552.72
     7/25/2011       71            -              -           -               -     14.09   22,570,516.58      12.12   2,388,584.76
     8/25/2011       72            -              -           -               -     13.71   21,603,235.44      11.72   2,286,219.67
     9/25/2011       73            -              -           -               -     13.79   20,677,568.86      11.71   2,188,258.55
    10/25/2011       74            -              -           -               -     14.34   19,791,717.95      12.09   2,094,511.03
    11/25/2011       75            -              -           -               -     13.96   18,943,962.94      11.69   2,004,795.11
    12/25/2011       76            -              -           -               -     14.53   18,132,666.95      12.08   1,918,937.56
     1/25/2012       77            -              -           -               -     14.15   17,356,247.70      11.68   1,836,770.93
     2/25/2012       78            -              -           -               -     14.25   16,613,199.57      11.67   1,758,135.89
     3/25/2012       79            -              -           -               -     15.35   15,902,082.20      12.47   1,682,880.01
     4/25/2012       80            -              -           -               -     14.47   15,221,517.11      11.65   1,610,857.41
     5/25/2012       81            -              -           -               -     15.07   14,570,186.12      12.03   1,541,928.58
     6/25/2012       82            -              -           -               -     14.70   13,946,828.65      11.64   1,475,960.12
     7/25/2012       83            -              -           -               -     15.32   13,350,257.43      12.02   1,412,826.39
     8/25/2012       84            -              -           -               -     14.96   12,779,298.82      11.62   1,352,403.18
     9/25/2012       85            -              -           -               -     15.10   12,232,848.59      11.61   1,294,573.64
    10/25/2012       86            -              -           -               -     15.75   11,709,850.31      11.99   1,239,225.96
    11/25/2012       87            -              -           -               -     15.39   11,209,291.92      11.59   1,186,253.04
    12/25/2012       88            -              -           -               -     16.07   10,730,206.57      11.97   1,135,552.56
     1/25/2013       89            -              -           -               -     15.71   10,271,669.23      11.57   1,087,026.63
     2/25/2013       90            -              -           -               -     15.89    9,832,794.91      11.57   1,040,581.59
     3/25/2013       91            -              -           -               -     17.79    9,412,736.88      12.79     996,127.84
     4/25/2013       92            -              -           -               -     16.26    9,010,685.04      11.55     953,579.64
     5/25/2013       93            -              -           -               -     17.00    8,625,864.31      11.92     765,704.80
     6/25/2013       94            -              -           -               -     16.66    8,257,533.14      11.53     569,111.02
     7/25/2013       95            -              -           -               -     17.44    7,904,982.00      11.90     380,939.70
     8/25/2013       96            -              -           -               -     17.10    7,567,532.05      11.51     200,828.52
     9/25/2013       97            -              -           -               -     17.33    7,244,533.77      11.50      28,430.80
    10/25/2013       98            -              -           -               -     18.16    6,798,780.53      11.87              -
    11/25/2013       99            -              -           -               -     17.96    6,344,896.46          -              -
    12/25/2013      100            -              -           -               -     19.03    5,910,439.74          -              -
     1/25/2014      101            -              -           -               -     18.91    5,494,575.44          -              -
     2/25/2014      102            -              -           -               -     19.45    5,096,504.67          -              -
     3/25/2014      103            -              -           -               -     22.21    4,715,463.00          -              -
     4/25/2014      104            -              -           -               -     20.74    4,350,719.00          -              -
     5/25/2014      105            -              -           -               -     22.22    4,001,572.78          -              -
     6/25/2014      106            -              -           -               -     22.36    3,667,354.67          -              -
     7/25/2014      107            -              -           -               -     24.12    3,347,423.84          -              -
     8/25/2014      108            -              -           -               -     24.46    3,041,167.11          -              -
     9/25/2014      109            -              -           -               -     25.75    2,747,997.74          -              -
    10/25/2014      110            -              -           -               -     28.17    2,467,354.25          -              -
    11/25/2014      111            -              -           -               -     29.05    2,198,699.39          -              -
    12/25/2014      112            -              -           -               -     32.22    1,941,519.02          -              -
     1/25/2015      113            -              -           -               -     33.78    1,695,321.17          -              -
     2/25/2015      114            -              -           -               -     37.00    1,459,635.05          -              -
     3/25/2015      115            -              -           -               -     45.52    1,234,010.14          -              -

     4/25/2015      116            -              -           -               -     46.52    1,018,015.31          -              -
     5/25/2015      117            -              -           -               -     55.73      811,234.39          -              -
     6/25/2015      118            -              -           -               -     64.75      613,276.14          -              -
     7/25/2015      119            -              -           -               -     84.66      423,824.62          -              -
     8/25/2015      120            -              -           -               -    113.40      242,456.80          -              -
     9/25/2015      121            -              -           -               -    189.62       68,826.82          -              -
    10/25/2015      122            -              -           -               -  2,358.41               -          -              -
    11/25/2015      123            -              -           -               -         -               -          -              -
    12/25/2015      124            -              -           -               -         -               -          -              -
     1/25/2016      125            -              -           -               -         -               -          -              -
     2/25/2016      126            -              -           -               -         -               -          -              -
     3/25/2016      127            -              -           -               -         -               -          -              -
     4/25/2016      128            -              -           -               -         -               -          -              -
     5/25/2016      129            -              -           -               -         -               -          -              -
     6/25/2016      130            -              -           -               -         -               -          -              -
     7/25/2016      131            -              -           -               -         -               -          -              -
     8/25/2016      132            -              -           -               -         -               -          -              -
     9/25/2016      133            -              -           -               -         -               -          -              -
    10/25/2016      134            -              -           -               -         -               -          -              -
    11/25/2016      135            -              -           -               -         -               -          -              -
    12/25/2016      136            -              -           -               -         -               -          -              -
     1/25/2017      137            -              -           -               -         -               -          -              -
     2/25/2017      138            -              -           -               -         -               -          -              -
     3/25/2017      139            -              -           -               -         -               -          -              -
     4/25/2017      140            -              -           -               -         -               -          -              -
     5/25/2017      141            -              -           -               -         -               -          -              -
     6/25/2017      142            -              -           -               -         -               -          -              -
     7/25/2017      143            -              -           -               -         -               -          -              -
     8/25/2017      144            -              -           -               -         -               -          -              -
     9/25/2017      145            -              -           -               -         -               -          -              -
    10/25/2017      146            -              -           -               -         -               -          -              -
    11/25/2017      147            -              -           -               -         -               -          -              -
    12/25/2017      148            -              -           -               -         -               -          -              -
     1/25/2018      149            -              -           -               -         -               -          -              -
     2/25/2018      150            -              -           -               -         -               -          -              -
     3/25/2018      151            -              -           -               -         -               -          -              -
     4/25/2018      152            -              -           -               -         -               -          -              -
     5/25/2018      153            -              -           -               -         -               -          -              -
     6/25/2018      154            -              -           -               -         -               -          -              -
     7/25/2018      155            -              -           -               -         -               -          -              -
     8/25/2018      156            -              -           -               -         -               -          -              -
     9/25/2018      157            -              -           -               -         -               -          -              -
    10/25/2018      158            -              -           -               -         -               -          -              -
    11/25/2018      159            -              -           -               -         -               -          -              -
    12/25/2018      160            -              -           -               -         -               -          -              -
     1/25/2019      161            -              -           -               -         -               -          -              -
     2/25/2019      162            -              -           -               -         -               -          -              -
     3/25/2019      163            -              -           -               -         -               -          -              -
     4/25/2019      164            -              -           -               -         -               -          -              -
     5/25/2019      165            -              -           -               -         -               -          -              -
     6/25/2019      166            -              -           -               -         -               -          -              -
     7/25/2019      167            -              -           -               -         -               -          -              -
     8/25/2019      168            -              -           -               -         -               -          -              -
     9/25/2019      169            -              -           -               -         -               -          -              -
    10/25/2019      170            -              -           -               -         -               -          -              -

    11/25/2019      171            -              -           -               -         -               -          -              -
    12/25/2019      172            -              -           -               -         -               -          -              -
     1/25/2020      173            -              -           -               -         -               -          -              -
     2/25/2020      174            -              -           -               -         -               -          -              -
     3/25/2020      175            -              -           -               -         -               -          -              -
     4/25/2020      176            -              -           -               -         -               -          -              -
     5/25/2020      177            -              -           -               -         -               -          -              -
     6/25/2020      178            -              -           -               -         -               -          -              -
     7/25/2020      179            -              -           -               -         -               -          -              -
     8/25/2020      180            -              -           -               -         -               -          -              -
     9/25/2020      181            -              -           -               -         -               -          -              -
    10/25/2020      182            -              -           -               -         -               -          -              -
    11/25/2020      183            -              -           -               -         -               -          -              -
    12/25/2020      184            -              -           -               -         -               -          -              -
     1/25/2021      185            -              -           -               -         -               -          -              -
     2/25/2021      186            -              -           -               -         -               -          -              -
     3/25/2021      187            -              -           -               -         -               -          -              -
     4/25/2021      188            -              -           -               -         -               -          -              -
     5/25/2021      189            -              -           -               -         -               -          -              -
     6/25/2021      190            -              -           -               -         -               -          -              -
     7/25/2021      191            -              -           -               -         -               -          -              -
     8/25/2021      192            -              -           -               -         -               -          -              -
     9/25/2021      193            -              -           -               -         -               -          -              -
    10/25/2021      194            -              -           -               -         -               -          -              -
    11/25/2021      195            -              -           -               -         -               -          -              -
    12/25/2021      196            -              -           -               -         -               -          -              -
     1/25/2022      197            -              -           -               -         -               -          -              -
     2/25/2022      198            -              -           -               -         -               -          -              -
     3/25/2022      199            -              -           -               -         -               -          -              -
     4/25/2022      200            -              -           -               -         -               -          -              -
     5/25/2022      201            -              -           -               -         -               -          -              -
     6/25/2022      202            -              -           -               -         -               -          -              -
     7/25/2022      203            -              -           -               -         -               -          -              -
     8/25/2022      204            -              -           -               -         -               -          -              -
     9/25/2022      205            -              -           -               -         -               -          -              -
    10/25/2022      206            -              -           -               -         -               -          -              -
    11/25/2022      207            -              -           -               -         -               -          -              -
    12/25/2022      208            -              -           -               -         -               -          -              -
     1/25/2023      209            -              -           -               -         -               -          -              -
     2/25/2023      210            -              -           -               -         -               -          -              -
     3/25/2023      211            -              -           -               -         -               -          -              -
     4/25/2023      212            -              -           -               -         -               -          -              -
     5/25/2023      213            -              -           -               -         -               -          -              -
     6/25/2023      214            -              -           -               -         -               -          -              -
     7/25/2023      215            -              -           -               -         -               -          -              -
     8/25/2023      216            -              -           -               -         -               -          -              -
     9/25/2023      217            -              -           -               -         -               -          -              -
    10/25/2023      218            -              -           -               -         -               -          -              -
    11/25/2023      219            -              -           -               -         -               -          -              -
    12/25/2023      220            -              -           -               -         -               -          -              -
     1/25/2024      221            -              -           -               -         -               -          -              -
     2/25/2024      222            -              -           -               -         -               -          -              -
     3/25/2024      223            -              -           -               -         -               -          -              -
     4/25/2024      224            -              -           -               -         -               -          -              -
     5/25/2024      225            -              -           -               -         -               -          -              -
     6/25/2024      226            -              -           -               -         -               -          -              -
     7/25/2024      227            -              -           -               -         -               -          -              -
     8/25/2024      228            -              -           -               -         -               -          -              -
     9/25/2024      229            -              -           -               -         -               -          -              -

    10/25/2024      230            -              -           -               -         -               -          -              -
    11/25/2024      231            -              -           -               -         -               -          -              -
    12/25/2024      232            -              -           -               -         -               -          -              -
     1/25/2025      233            -              -           -               -         -               -          -              -
     2/25/2025      234            -              -           -               -         -               -          -              -
     3/25/2025      235            -              -           -               -         -               -          -              -
     4/25/2025      236            -              -           -               -         -               -          -              -
     5/25/2025      237            -              -           -               -         -               -          -              -
     6/25/2025      238            -              -           -               -         -               -          -              -
     7/25/2025      239            -              -           -               -         -               -          -              -
     8/25/2025      240            -              -           -               -         -               -          -              -
     9/25/2025      241            -              -           -               -         -               -          -              -
    10/25/2025      242            -              -           -               -         -               -          -              -
    11/25/2025      243            -              -           -               -         -               -          -              -
    12/25/2025      244            -              -           -               -         -               -          -              -
     1/25/2026      245            -              -           -               -         -               -          -              -
     2/25/2026      246            -              -           -               -         -               -          -              -
     3/25/2026      247            -              -           -               -         -               -          -              -
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     5/25/2026      249            -              -           -               -         -               -          -              -
     6/25/2026      250            -              -           -               -         -               -          -              -
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     8/25/2026      252            -              -           -               -         -               -          -              -
     9/25/2026      253            -              -           -               -         -               -          -              -
    10/25/2026      254            -              -           -               -         -               -          -              -
    11/25/2026      255            -              -           -               -         -               -          -              -
    12/25/2026      256            -              -           -               -         -               -          -              -
     1/25/2027      257            -              -           -               -         -               -          -              -
     2/25/2027      258            -              -           -               -         -               -          -              -
     3/25/2027      259            -              -           -               -         -               -          -              -
     4/25/2027      260            -              -           -               -         -               -          -              -
     5/25/2027      261            -              -           -               -         -               -          -              -
     6/25/2027      262            -              -           -               -         -               -          -              -
     7/25/2027      263            -              -           -               -         -               -          -              -
     8/25/2027      264            -              -           -               -         -               -          -              -
     9/25/2027      265            -              -           -               -         -               -          -              -
    10/25/2027      266            -              -           -               -         -               -          -              -
    11/25/2027      267            -              -           -               -         -               -          -              -
    12/25/2027      268            -              -           -               -         -               -          -              -
     1/25/2028      269            -              -           -               -         -               -          -              -
     2/25/2028      270            -              -           -               -         -               -          -              -
     3/25/2028      271            -              -           -               -         -               -          -              -
     4/25/2028      272            -              -           -               -         -               -          -              -
     5/25/2028      273            -              -           -               -         -               -          -              -
     6/25/2028      274            -              -           -               -         -               -          -              -
     7/25/2028      275            -              -           -               -         -               -          -              -
     8/25/2028      276            -              -           -               -         -               -          -              -
     9/25/2028      277            -              -           -               -         -               -          -              -
    10/25/2028      278            -              -           -               -         -               -          -              -
    11/25/2028      279            -              -           -               -         -               -          -              -

    12/25/2028      280            -              -           -               -         -               -          -              -
     1/25/2029      281            -              -           -               -         -               -          -              -
     2/25/2029      282            -              -           -               -         -               -          -              -
     3/25/2029      283            -              -           -               -         -               -          -              -
     4/25/2029      284            -              -           -               -         -               -          -              -
     5/25/2029      285            -              -           -               -         -               -          -              -
     6/25/2029      286            -              -           -               -         -               -          -              -
     7/25/2029      287            -              -           -               -         -               -          -              -
     8/25/2029      288            -              -           -               -         -               -          -              -
     9/25/2029      289            -              -           -               -         -               -          -              -
    10/25/2029      290            -              -           -               -         -               -          -              -
    11/25/2029      291            -              -           -               -         -               -          -              -
    12/25/2029      292            -              -           -               -         -               -          -              -
     1/25/2030      293            -              -           -               -         -               -          -              -
     2/25/2030      294            -              -           -               -         -               -          -              -
     3/25/2030      295            -              -           -               -         -               -          -              -
     4/25/2030      296            -              -           -               -         -               -          -              -
     5/25/2030      297            -              -           -               -         -               -          -              -
     6/25/2030      298            -              -           -               -         -               -          -              -
     7/25/2030      299            -              -           -               -         -               -          -              -
     8/25/2030      300            -              -           -               -         -               -          -              -
     9/25/2030      301            -              -           -               -         -               -          -              -
    10/25/2030      302            -              -           -               -         -               -          -              -
    11/25/2030      303            -              -           -               -         -               -          -              -
    12/25/2030      304            -              -           -               -         -               -          -              -
     1/25/2031      305            -              -           -               -         -               -          -              -
     2/25/2031      306            -              -           -               -         -               -          -              -
     3/25/2031      307            -              -           -               -         -               -          -              -
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     6/25/2031      310            -              -           -               -         -               -          -              -
     7/25/2031      311            -              -           -               -         -               -          -              -
     8/25/2031      312            -              -           -               -         -               -          -              -
     9/25/2031      313            -              -           -               -         -               -          -              -
    10/25/2031      314            -              -           -               -         -               -          -              -
    11/25/2031      315            -              -           -               -         -               -          -              -
    12/25/2031      316            -              -           -               -         -               -          -              -
     1/25/2032      317            -              -           -               -         -               -          -              -
     2/25/2032      318            -              -           -               -         -               -          -              -
     3/25/2032      319            -              -           -               -         -               -          -              -
     4/25/2032      320            -              -           -               -         -               -          -              -
     5/25/2032      321            -              -           -               -         -               -          -              -
     6/25/2032      322            -              -           -               -         -               -          -              -
     7/25/2032      323            -              -           -               -         -               -          -              -
     8/25/2032      324            -              -           -               -         -               -          -              -
     9/25/2032      325            -              -           -               -         -               -          -              -
    10/25/2032      326            -              -           -               -         -               -          -              -
    11/25/2032      327            -              -           -               -         -               -          -              -
    12/25/2032      328            -              -           -               -         -               -          -              -
     1/25/2033      329            -              -           -               -         -               -          -              -
     2/25/2033      330            -              -           -               -         -               -          -              -
     3/25/2033      331            -              -           -               -         -               -          -              -
     4/25/2033      332            -              -           -               -         -               -          -              -
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    10/25/2033      338            -              -           -               -         -               -          -              -
    11/25/2033      339            -              -           -               -         -               -          -              -
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     1/25/2034      341            -              -           -               -         -               -          -              -
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    10/25/2034      350            -              -           -               -         -               -          -              -
    11/25/2034      351            -              -           -               -         -               -          -              -
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     1/25/2035      353            -              -           -               -         -               -          -              -
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     3/25/2035      355            -              -           -               -         -               -          -              -
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     6/25/2035      358            -              -           -               -         -               -          -              -
     7/25/2035      359            -              -           -               -         -               -          -              -
     8/25/2035      360            -              -           -               -         -               -          -              -
     9/25/2035      361            -              -           -               -         -               -          -              -
------------------------------------------------------------------------------------------------------------------------------------